NEUBERGER BERMAN EQUITY FUNDS(R)

Supplement to the Prospectuses dated December 17, 2007.

NEUBERGER BERMAN FASCIANO FUND:
         ADVISER CLASS
         INVESTOR CLASS

THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGE 7 OF THE ADVISER CLASS PROSPECTUS, AND ON PAGE 12 OF THE INVESTOR CLASS PROSPECTUS:

JUDITH M. VALE AND ROBERT W. D'ALELIO are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale and Mr. D'Alelio have co-managed the Fund's assets since March 2008.

MICHAEL L. BOWYER AND BRETT S. REINER are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. They have been Associate Portfolio Managers of the Fund since March 2008.

THE DATE OF THIS SUPPLEMENT IS MARCH 20, 2008.

                                           NEUBERGER BERMAN
                                           A LEHMAN BROTHERS COMPANY
                                           NEUBERGER BERMAN MANAGEMENT, INC.
                                           605 Third Avenue  2nd Floor
                                           New York, NY  10158-0180
                                           SHAREHOLDER SERVICES
                                           800.877.9700
                                           INSTITUTIONAL SERVICES
                                           800.366.6264
                                           www.nb.com